                                                                    EXHIBIT 99.1
                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re:  SONICblue Inc
        Diamond Multimedia Systems, Inc
        ReplayTV, Inc
        Sensory Science Corporation

CASE NO. 03-51775 msj, 03-51776 msj, 03-51777 msj, 03-51778

CHAPTER 11
MONTHLY OPERATING REPORT
(GENERAL BUSINESS CASE)

                          SUMMARY OF FINANCIAL STATUS

    MONTH ENDED: Dec-04                                  PETITION DATE: 03/21/03

1. Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).
    Dollars reported in   $1

                                                                     END OF CURRENT    END OF PRIOR   AS OF PETITION
2.  ASSET AND LIABILITY STRUCTURE                                        MONTH             MONTH          FILING
                                                                    ---------------  --------------   --------------
    a.  Current Assets                                               $  79,533,514    $  79,469,563    $ 167,641,723
                                                                    --------------   --------------   --------------
    b.  Total Assets                                                 $  79,533,514    $  79,469,563    $ 171,565,518
                                                                    --------------   --------------   --------------
    c.  Current Liabilities                                          $     634,115    $     546,253    $ 259,140,287
                                                                    --------------   --------------   --------------
    d.  Total Liabilities                                            $ 237,538,281    $ 237,450,419    $ 283,757,820
                                                                    --------------   --------------   --------------
                                                                                                        CUMULATIVE
3.  STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH             CURRENT MONTH     PRIOR MONTH     (CASE TO DATE)
                                                                    --------------   --------------   --------------
    a.  Total Receipts (includes net cash rec'd/paid to acquirer)    $     159,642    $      42,948    $ 120,145,914
                                                                    --------------   --------------   --------------
    b.  Total Disbursements                                          $      95,691    $     217,609    $  43,677,284
                                                                    --------------   --------------   --------------
    c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)   $      63,951   ($     174,661)   $  76,468,630
                                                                    --------------   --------------   --------------
    d.  Cash Balance Beginning of Month                              $  79,469,563    $  79,644,224    $   3,064,884
                                                                    --------------   --------------   --------------
    e.  Cash Balance End of Month (c + d)                            $  79,533,514    $  79,469,563    $  79,533,514
                                                                    --------------   --------------   --------------
                                                                                                        CUMULATIVE
                                                                     CURRENT MONTH     PRIOR MONTH     (CASE TO DATE)
                                                                    ---------------  --------------   --------------
4.  PROFIT/(LOSS) FROM THE STATEMENT OF OPERATIONS                  ($      23,912)  ($      92,126)  ($  89,390,885)
                                                                    ---------------  --------------   --------------
5.  ACCOUNT RECEIVABLES (PRE AND POST PETITION)                      $           0    $           0
                                                                    --------------   --------------
6.  POST-PETITION LIABILITIES                                        $     634,115    $     546,253
                                                                    --------------   --------------
7.  PAST DUE POST-PETITION ACCOUNT PAYABLES (OVER 30 DAYS)           $           0    $           0
                                                                    --------------   --------------

AT THE END OF THIS REPORTING MONTH:                                       YES             NO
                                                                      ------------        --
8.  Have any payments been made on pre-petition debt, other than                           X
                                                                      ------------        --
    payments in the normal course to secured creditors or lessors?
    (if yes, attach listing including date of payment, amount of payment and name of payee)

9.  Have any payments been made to professionals? (if yes, attach     X (Exhibit 1)
                                                                      ------------        --
    listing including date of payment, amount of payment and name of payee)

10. If the answer is yes to 8 or 9, were all such payments                 X
                                                                      ------------        --
    approved by the court?

11. Have any payments been made to officers, insiders, shareholders,  X (Exhibit 2)
                                                                      ------------        --
    relatives? (if yes, attach listing including date of payment, amount and reason for payment, and name of payee)

12. Is the estate insured for replacement cost of assets and for           X
                                                                      ------------        --
    general liability?

13. Are a plan and disclosure statement on file?                                           X
                                                                      ------------        --

14. Was there any post-petition borrowing during this reporting                            X

    period?
                                                                      ------------        --

15. Check if paid: Post-petition taxes X ;
    U.S. Trustee X ; Check if filing is current for: Post-petition tax reporting and tax returns: __ 2002 tax return preparation is in progress (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date: _____________                           __________________________________
                                              Responsible Individual

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                          FOR THE MONTH ENDED 12/31/04

    ASSETS
                                                   FROM SCHEDULES  MARKET VALUE
                                                   --------------  ------------
       CURRENT ASSETS

 1       Cash and cash equivalents - unrestricted                   $79,533,514
                                                                    -----------
 2       Cash and cash equivalents - restricted                     $         0
                                                                    -----------
 3       Accounts receivable (net)                       A          $         0
                                                                    -----------
 4       Inventory                                       B          $         0
                                                                    -----------
 5       Prepaid expenses                                           $         0
                                                                    -----------
 6       Professional retainers
                                                                    -----------

 7       Other:
                ---------------------------------                   -----------
 8
         ----------------------------------------                   -----------

 9           TOTAL CURRENT ASSETS                                   $79,533,514
                                                                    -----------

       PROPERTY AND EQUIPMENT (MARKET VALUE)

10       Real property                                   C          $         0
                                                                    -----------
11       Machinery and equipment                         D          $         0
                                                                    -----------
12       Furniture and fixtures                          D          $         0
                                                                    -----------
13       Office equipment                                D          $         0
                                                                    -----------
14       Leasehold improvements                          D          $         0
                                                                    -----------
15       Vehicles                                        D          $         0
                                                                    -----------
16       Other:                                          D
                ---------------------------------                   -----------
17                                                       D
         ----------------------------------------                   -----------
18                                                       D
         ----------------------------------------                   -----------
19                                                       D
         ----------------------------------------                   -----------
20                                                       D
         ----------------------------------------                   -----------

21           TOTAL PROPERTY AND EQUIPMENT                           $         0
                                                                    -----------

       OTHER ASSETS

22       Loans to shareholders
                                                                    -----------
23       Loans to affiliates
                                                                    -----------
24
         ----------------------------------------                   -----------
25
         ----------------------------------------                   -----------
26
         ----------------------------------------                   -----------
27
         ----------------------------------------                   -----------
28           TOTAL OTHER ASSETS                                     $         0
                                                                    -----------

29           TOTAL ASSETS                                           $79,533,514
                                                                    -----------

NOTE:
     Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

    LIABILITIES FROM SCHEDULES

       POST-PETITION

          CURRENT LIABILITIES

30            Salaries and wages                                                              $     11,395
                                                                                             -------------
31            Payroll taxes
                                                                                             -------------
32            Real and personal property taxes
                                                                                             -------------
33            Income taxes
                                                                                             -------------
34            Sales taxes
                                                                                             -------------
35            Notes payable (short term)
                                                                                             -------------
36            Accounts payable (trade)                                                  A     $          0
                                                                                             -------------
37            Real property lease arrearage
                                                                                             -------------
38            Personal property lease arrearage
                                                                                             -------------
39            Accrued professional fees                                                       $    622,720
                                                                                             -------------
40            Current portion of long-term post-petition debt (due within 12 months)
                                                                                             -------------
41            Other:
                     --------------------------------------                                  -------------
42
              ---------------------------------------------                                  -------------
43
              ---------------------------------------------                                  -------------

44            TOTAL CURRENT LIABILITIES                                                       $    634,115
                                                                                             -------------
45        LONG-TERM POST-PETITION DEBT, NET OF CURRENT PORTION
                                                                                             -------------

46            TOTAL POST-PETITION LIABILITIES                                                 $    634,115
                                                                                             -------------

       PRE-PETITION LIABILITIES (ALLOWED AMOUNT)
                                                                                             -------------
47            Secured claims                                                            F     $          0
                                                                                             -------------
48            Priority unsecured claims                                                 F     $          0
                                                                                             -------------
49            General unsecured claims                                                  F     $          0
                                                                                             -------------
50            TOTAL PRE-PETITION LIABILITIES                                                  $236,904,166
                                                                                             -------------
51            TOTAL LIABILITIES                                                               $237,538,281
                                                                                             -------------
    EQUITY (DEFICIT)

52        Retained Earnings/(Deficit) at time of filing                                      ($644,469,546)
                                                                                             -------------
53        Capital Stock                                                                       $419,094,388
                                                                                             -------------
54        Additional paid-in capital                                                          $156,761,274
                                                                                             -------------
55        Cumulative profit/(loss) since filing of case                                      ($ 89,390,883)
                                                                                             -------------
56        Post-petition contributions/(distributions) or (draws)
                                                                                             -------------
57
              ---------------------------------------------                                  -------------
58        Market value adjustment
                                                                                             -------------

59            TOTAL EQUITY (DEFICIT)                                                         ($158,004,767)
                                                                                             -------------

60  TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                    $ 79,533,514
                                                                                             =============

                         SCHEDULES TO THE BALANCE SHEET
                             (GENERAL BUSINESS CASE)

                                   SCHEDULE A

                      ACCOUNTS RECEIVABLE AND (NET) PAYABLE

                                        ACCOUNTS RECEIVABLE    ACCOUNTS PAYABLE       PAST DUE
RECEIVABLES AND PAYABLES AGINGS       [PRE AND POST PETITION]  [POST PETITION]   POST PETITION DEBT
                                      -----------------------  ---------------   ------------------
   0-30 Days                                 $      0
                                             --------                 --
   31-60 Days                                $      0
                                             --------                 --
   61-90 Days                                $      0                                    $0
                                             --------                 --                 --
   91+ Days                                  $595,070
                                             --------                 --
   Total accounts receivable/payable         $595,070                 $0
                                             --------                 ==
   Allowance for doubtful accounts           $595,070
                                             --------
   Accounts receivable (net)                 $      0
                                             ========

                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)                  COST OF GOODS SOLD
----------------------------------                  ------------------
                                    INVENTORY(IES)
                                      BALANCE AT
                                     END OF MONTH   INVENTORY BEGINNING OF MONTH       $0
                                    --------------                                     --
                                                     Add -
   Retail/Restaurants -                                Net purchase
     Product for resale                   $0           Direct labor
                                          --                                           --
                                                       Manufacturing overhead
                                                                                       --
   Distribution -                                      Freight in
                                                                                       --
     Products for resale                               Other:
                                          --                                           --
                                                                                       $0
                                                     ---------------------------       --
   Manufacturer -                                    ---------------------------       --
     Raw Materials
                                          --
     Work-in-progress                                Less -
                                          --            Inventory End of Month         $0
                                                                                       --
     Finished goods                       --            Shrinkage
                                                                                       --
                                                        Personal Use
                                                                                       --
     Other - Explain                      --            Cost of Goods Sold             $0
                                                                                       ==
           TOTAL                          $0

   METHOD OF INVENTORY CONTROL                              INVENTORY VALUATION METHODS
   Do you have a functioning perpetual inventory system?    Indicate by a checkmark method of inventory used.
                 Yes ____        No ____
   How often do you take a complete physical inventory?     Valuation methods -
                                                               FIFO cost
                                                                                        -----
     Weekly                                                    LIFO cost
                      -----                                                             -----
     Monthly                                                   Lower of cost or market
                      -----                                                             -----
     Quarterly                                                 Retail method
                      -----                                                             -----
     Semi-annually                                             Other
                      -----                                                             -----
     Annually                                                   Explain
                      -----
Date of last physical inventory was
                                     -------------------    ------------------------------------------------
                                                            ------------------------------------------------
Date of next physical inventory is   -------------------    ------------------------------------------------

                                   SCHEDULE C
                                  REAL PROPERTY

Description                   COST       MARKET VALUE
       ------------------      -------    -------
       ------------------      -------    -------
       ------------------      -------    -------
       ------------------      -------    -------
       ------------------      -------    -------
       ------------------      -------    -------
       Total                   $     0    $     0
                               =======    =======

                                   SCHEDULE D
                            OTHER DEPRECIABLE ASSETS

Description                   COST       MARKET VALUE
Machinery & Equipment -

       ------------------      -------    -------
       ------------------      -------    -------
       ------------------      -------    -------
       ------------------      -------    -------
       Total                   $     0    $     0
                               =======    =======

Furniture & Fixtures -

       ------------------      -------    -------
       ------------------      -------    -------
       ------------------      -------    -------
       ------------------      -------    -------
       Total                   $     0    $     0
                               =======    =======

Office Equipment -

       ------------------      -------    -------
       ------------------      -------    -------
       ------------------      -------    -------
       Total                   $     0    $     0
                               =======    =======

Leasehold Improvements -

       ------------------      -------    -------
       ------------------      -------    -------
       ------------------      -------    -------
       ------------------      -------    -------
       Total                   $     0    $     0
                               =======    =======

Vehicles -

       ------------------      -------    -------
       ------------------      -------    -------
       ------------------      -------    -------
       ------------------      -------    -------
       Total                   $     0    $     0
                               =======    =======


                                                STATEMENT OF OPERATIONS
                                                (GENERAL BUSINESS CASE)
                                                For the Month Ended 12/31/04
          CURRENT MONTH
-----------------------------------
  ACTUAL     FORECAST     VARIANCE                                                         CUMULATIVE    NEXT MONTH
  ------     --------     ---------                                                      (CASE TO DATE)   FORECAST
                                                                                          --------------  ---------
                                        REVENUES:
                          $       0   1   Gross Sales                                      $ 7,257,704
--------       --        ----------                                                       ------------         --
                          $       0   2   less: Sales Returns & Allowances                 $ 4,063,280
---------      --        ----------                                                       ------------         --
               $0         $       0   3   Net Sales                                        $ 3,194,424         $0
---------      --        ----------                                                       ------------         --
                          $       0   4   less: Cost of Goods Sold   (Schedule 'B')        $ 2,236,107
---------      --        ----------                                                       ------------         --
               $0         $       0   5   Gross Profit                                     $   958,317         $0
---------      --        ----------                                                       ------------         --
                          $       0   6   Interest                                         $         0
---------      --        ----------                                                       ------------         --
 $112,168                 $ 112,168   7   Other Income:                                    $ 3,825,550
---------      --        ----------                     --------------------------------  ------------         --
                          $       0   8   Gain or (Loss) on UMC sales                     ($16,535,860)
---------      --        ----------       ----------------------------------------------  ------------         --
                          $       0   9                                                    $         0
---------      --        ----------       ----------------------------------------------  ------------         --
 $112,168      $0         $ 112,168   10      TOTAL REVENUES                              ($11,751,993)        $0
---------      --        ----------                                                       ------------         --
                                        EXPENSES:
 $ 11,500                ($  11,500)  11   Compensation to Owner(s)/Officer(s)             $   651,782
---------      --        ----------                                                       ------------         --
 $ 11,375                ($  11,375)  12   Salaries                                        $ 1,626,763
---------      --        ----------                                                       ------------         --
                          $       0   13   Commissions                                     $         0
---------      --        ----------                                                       ------------         --
                          $       0   14   Contract Labor                                  $   205,354
---------      --        ----------        Rent/Lease:                                    ------------         --
                          $       0   15       Personal Property                           $     8,533

---------      --        ----------                                                       ------------         --
                          $       0   16       Real Property                               $   999,738
---------      --        ----------                                                       ------------         --
 $    459                ($     459)  17   Insurance                                       $ 2,461,840
---------      --        ----------                                                       ------------         --
                          $       0   18   Management Fees                                 $         0
---------      --        ----------                                                       ------------         --
                          $       0   19   Depreciation                                    $   159,065
---------      --        ----------                                                       ------------         --
                                            Taxes:
 $  1,638                ($   1,638)  20       Employer Payroll Taxes                      $   314,370
---------      --        ----------                                                       ------------         --
                          $       0   21       Real Property Taxes                         $    12,760
---------      --        ----------                                                       ------------         --
                          $       0   22       Other Taxes                                ($     1,501)
---------      --        ----------                                                       ------------         --
                          $       0   23   Other Selling                                   $   931,305
---------      --        ----------                                                       ------------         --
 $ 11,014                ($  11,014)  24   Other Administrative                            $   669,413
---------      --        ----------                                                       ------------         --
                          $       0   25   Interest                                        $   777,750
---------      --        ----------                                                       ------------         --
                          $       0   26   Other Expenses: amortization                    $ 1,461,364
---------      --        ----------                                     ----------------  ------------         --
                          $       0   27                                                   $         0
---------      --        ----------        ---------------------------------------------  ------------         --
                          $       0   28                                                   $         0
---------      --        ----------        ---------------------------------------------  ------------         --
                          $       0   29                                                   $         0
---------      --        ----------        ---------------------------------------------  ------------         --
                          $       0   30                                                   $         0
---------      --        ----------        ---------------------------------------------  ------------         --
                          $       0   31                                                   $         0
---------      --        ----------        ---------------------------------------------  ------------         --
                          $       0   32                                                   $         0
---------      --        ----------        ---------------------------------------------  ------------         --
                          $       0   33                                                   $         0
---------      --        ----------        ---------------------------------------------  ------------         --
                          $       0   34                                                   $         0
---------      --        ----------        ---------------------------------------------  ------------         --
 $ 35,986      $0        ($  35,986)  35       TOTAL EXPENSES                              $10,278,536         $0
---------      --        ----------                                                       ------------         --
 $ 76,182      $0         $  76,182   36 SUBTOTAL                                         ($22,030,529)        $0
---------      --        ----------                                                       ------------         --
                                         REORGANIZATION ITEMS:
($141,818)                $ 141,818   37   Professional Fees                              ($ 5,850,889)
---------      --        ----------                                                       ------------        --
                          $       0   38   Provisions for Rejected Executory Contracts     $         0
---------      --        ----------                                                       ------------        --
 $ 47,474                 $  47,474   39   Interest Earned on Accumulated Cash from        $   407,035
---------      --        ----------                                                       ------------         --
                                           Resulting Chp 11 Case                          $         0
                                                                                          ------------         --
                          $       0   40   Gain or (Loss) from Sale of Equipment          ($61,856,754)
 --------      --        ----------                                                       ------------         --
($  5,750)                $   5,750   41   U.S. Trustee Quarterly Fees                    ($    59,750)
 --------      --        ---------                                                        ------------         --
                          $       0   42                                                   $         0         --
 --------      --        ---------        ----------------------------------------------  ------------         --

($100,094)     $0        ($ 100,094)  43        TOTAL REORGANIZATION ITEMS                ($67,360,358)        $0
 --------      --        ---------                                                        ------------         --
($ 23,912)     $0        ($  23,912)  44 NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES   ($89,390,887)        $0
 --------      --        ---------                                                        ------------         --
                          $       0   45   Federal & State Income Taxes
 ---------     --        ---------                                                        ------------         --
($ 23,912)     $0        ($  23,912)  46 NET PROFIT (LOSS)                                ($89,390,887)        $0
 ========      ==        =========                                                        ============         ==

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES
                   (AS OF END OF THE CURRENT REPORTING PERIOD)

TAXES PAYABLE                   0-30 DAYS        31-60 DAYS          61-90 DAYS          91+ DAYS        TOTAL
                                ---------        ----------          ----------          --------        -----
FEDERAL
 Income Tax Withholding                                                                                  $   0
                                ---------        ----------          ----------          --------        -----
 FICA - Employee                                                                                         $   0
                                ---------        ----------          ----------          --------        -----
 FICA - Employer                                                                                         $   0
                                ---------        ----------          ----------          --------        -----
 Unemployment (FUTA)                                                                                     $   0
                                ---------        ----------          ----------          --------        -----
 Income                                                                                                  $   0
                                ---------        ----------          ----------          --------        -----
 Other (Attach List)                                                                                     $   0
                                ---------        ----------          ----------          --------        -----
TOTAL FEDERAL TAXES             $       0        $        0          $        0          $      0        $   0
                                ---------        ----------          ----------          --------        -----
STATE AND LOCAL

 Income Tax Withholding                                                                                  $   0
                                ---------        ----------          ----------          --------        -----
 Unemployment (UT)                                                                                       $   0
                                ---------        ----------          ----------          --------        -----
 Disability Insurance (DI)                                                                               $   0
                                ---------        ----------          ----------          --------        -----
 Empl. Training Tax (ETT)                                                                                $   0
                                ---------        ----------          ----------          --------        -----
 Sales                                                                                                   $   0
                                ---------        ----------          ----------          --------        -----
 Excise                                                                                                  $   0
                                ---------        ----------          ----------          --------        -----
 Real property                                                                                           $   0
                                ---------        ----------          ----------          --------        -----
 Personal property                                                                                       $   0
                                ---------        ----------          ----------          --------        -----
 Income                                                                                                  $   0
                                ---------        ----------          ----------          --------        -----
 Other (Attach List)                                                                                     $   0
                                ---------        ----------          ----------          --------        -----
TOTAL STATE & LOCAL TAXES       $       0        $        0          $        0          $      0        $   0
                                ---------        ----------          ----------          --------        -----
TOTAL TAXES                     $       0        $        0          $        0          $      0        $   0
                                =========        ==========          ==========          ========        =====

                                   SCHEDULE F
                            PRE-PETITION LIABILITIES

                                              CLAIMED           ALLOWED
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -   AMOUNT           AMOUNT (B)
-------------------------------------------  --------          ----------
 Secured claims  (a)
                                             --------          ----------
 Priority claims other than taxes
                                             --------          ----------
 Priority tax claims
                                             --------          ----------
 General unsecured claims
                                             --------          ----------

(a)   List total amount of claims even it under secured.

(b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

                                   SCHEDULE G
                            RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                     ACCOUNT 1         ACCOUNT 2          ACCOUNT 3           ACCOUNT 4
                                     ---------         ---------          ---------           ---------
Bank
                                     ---------         ---------          ---------           ---------
Account Type
                                     ---------         ---------          ---------           ---------
Account No.
                                     ---------         ---------          ---------           ---------
Account Purpose
                                     ---------         ---------          ---------           ---------
Balance, End of Month
                                     ---------         ---------          ---------           ---------
Total Funds on Hand for all Accounts $       0
                                     =========

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED_________

                                                                        Actual         Cumulative
                                                                    Current Month    (Case to Date)
                                                                    -------------    --------------
      CASH RECEIPTS

1      Rent/Leases Collected
                                                                    -------------    --------------
2      Cash Received from Sales                                     $           0
                                                                    -------------    --------------
3      Interest Received                                            $           0
                                                                    -------------    --------------
4      Borrowings
                                                                    -------------    --------------
5      Funds from Shareholders, Partners, or Other Insiders
                                                                    -------------    --------------
6      Capital Contributions
                                                                    -------------    --------------
7
       ----------------------------------------------------         -------------    --------------
8
       ----------------------------------------------------         -------------    --------------
9
       ----------------------------------------------------         -------------    --------------
10
       ----------------------------------------------------         -------------    --------------
11
       ----------------------------------------------------         -------------    --------------

12      TOTAL CASH RECEIPTS                                         $           0    $            0
                                                                    -------------    --------------
      CASH DISBURSEMENTS

13     Payments for Inventory                                                   0
                                                                    -------------    --------------
14     Selling                                                      $           0
                                                                    -------------    --------------
15     Administrative                                               $           0
                                                                    -------------    --------------
16     Capital Expenditures
                                                                    -------------    --------------
17     Principal Payments on Debt
                                                                    -------------    --------------
18     Interest Paid                                                $           0
                                                                    -------------    --------------
       Rent/Lease:
19      Personal Property
                                                                    -------------    --------------
20      Real Property
                                                                    -------------    --------------
       Amount Paid to Owner(s)/Officer(s)

21      Salaries
                                                                    -------------    --------------
22      Draws
                                                                    -------------    --------------
23      Commissions/Royalties
                                                                    -------------    --------------
24      Expense Reimbursements
                                                                    -------------    --------------
25      Other
                                                                    -------------    --------------
26     Salaries/Commissions (less employee withholding)
                                                                    -------------    --------------
27     Management Fees
                                                                    -------------    --------------
       Taxes:

28      Employee Withholding
                                                                    -------------    --------------
29      Employer Payroll Taxes
                                                                    -------------    --------------
30      Real Property Taxes
                                                                    -------------    --------------
31      Other Taxes
                                                                    -------------    --------------
32     Other Cash Outflows:
                                                                    -------------    --------------
33
       ----------------------------------------------------         -------------    --------------
34
       ----------------------------------------------------         -------------    --------------
35
       ----------------------------------------------------         -------------    --------------
36
       ----------------------------------------------------         -------------    --------------
37
       ----------------------------------------------------         -------------    --------------

38      TOTAL CASH DISBURSEMENTS:                                   $           0    $            0
                                                                    -------------    --------------
39    NET INCREASE (DECREASE) IN CASH                               $           0    $            0
                                                                    -------------    --------------
40    CASH BALANCE, BEGINNING OF PERIOD
                                                                    -------------    --------------
41    CASH BALANCE, END OF PERIOD                                   $           0    $            0
                                                                    =============    ==============

                             STATEMENT OF CASH FLOWS
           (OPTIONAL) INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED 12/31/04

                                                                                       ACTUAL        CUMULATIVE
    CASH FLOWS FROM OPERATING ACTIVITIES                                            CURRENT MONTH  (CASE TO DATE)
                                                                                    -------------  --------------
1    Cash Received from Sales                                                                      $    7,991,102
                                                                                    -------------  --------------
2    Rent/Leases Collected                                                          $      16,966  $      615,220
                                                                                    -------------  --------------
3    Interest Received & Other                                                      $      95,202  $      996,009
                                                                                    -------------  --------------
4    Cash Paid to Suppliers                                                                        $    1,638,489
                                                                                    -------------  --------------
5    Cash Paid for Selling Expenses                                                                $      821,150
                                                                                    -------------  --------------
6    Cash Paid for Administrative Expenses                                          $       6,511  $      753,468
                                                                                    -------------  --------------
     Cash Paid for Rents/Leases:
                                                                                                   --------------
7     Personal Property                                                                            $       28,009
                                                                                    -------------  --------------
8     Real Property                                                                                $    1,677,323
                                                                                    -------------  --------------
9    Cash Paid for Interest                                                                        $            0
                                                                                    -------------  --------------
10   Cash Paid for Net Payroll and Benefits                                         $       9,366  $    1,903,559
                                                                                    -------------  --------------
     Cash Paid to Owner(s)/Officer(s)                                                              $            0
                                                                                                   --------------
11    Salaries                                                                      $      12,000  $      643,851
                                                                                    -------------  --------------
12    Draws                                                                                        $            0
                                                                                    -------------  --------------
13    Commissions/Royalties                                                                        $            0
                                                                                    -------------  --------------
14    Expense Reimbursements                                                                       $            0
                                                                                    -------------  --------------
15    Other                                                                                        $            0
                                                                                    -------------  --------------
     Cash Paid for Taxes Paid/Deposited to Tax Acct.                                               $            0
                                                                                                   --------------
16    Employer Payroll Tax                                                          $       1,638  $      199,876
                                                                                    -------------  --------------
17    Employee Withholdings                                                                        $            0
                                                                                    -------------  --------------
18    Real Property Taxes                                                                          $            0
                                                                                    -------------  --------------
19    Other Taxes (includes withholding taxes paid on UMC shares)                                  $    3,267,457
                                                                                    -------------  --------------
20   Cash Paid for General Expenses                                                 $       5,241  $      993,973
                                                                                    -------------  --------------
21    Rebates                                                                                      $      600,459
     -----------------------------------------------------------------------------  -------------  --------------
22
     -----------------------------------------------------------------------------  -------------  --------------
23
     -----------------------------------------------------------------------------  -------------  --------------
24
     -----------------------------------------------------------------------------  -------------  --------------
25
     -----------------------------------------------------------------------------  -------------  --------------
26
     -----------------------------------------------------------------------------  -------------  --------------

27    NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES BEFORE REORGANIZATION ITEMS  $      77,412  $   (2,925,283)
                                                                                    -------------  --------------
    CASH FLOWS FROM REORGANIZATION ITEMS
                                                                                    -------------  --------------
28   Interest Received on Cash Accumulated Due to Chp 11 Case                       $      47,474  $      407,035
                                                                                    -------------  --------------
29   Professional Fees Paid for Services in Connection with Chp 11 Case             $      60,935  $    6,529,784
                                                                                    -------------  --------------
30   U.S. Trustee Quarterly Fees                                                                   $       56,500
                                                                                    -------------  --------------
31A  KERP/PTO & Severance payments                                                                 $    3,000,000
                                                                                    -------------  --------------
31B  Net cash (received)/paid related to sold/discontinued product lines                           $            0
     -----------------------------------------------------------------------------  -----------------------------

32    NET CASH PROVIDED (USED) BY REORGANIZATION ITEMS                              $     (13,461) $   (9,179,249)
                                                                                    -----------------------------
33  NET CASH PROVIDED (USED) FOR OPERATING ACTIVITIES AND REORGANIZATION ITEMS      $      63,951  $  (12,104,532)
                                                                                    -------------  --------------
    CASH FLOWS FROM INVESTING ACTIVITIES
                                                                                    -------------  --------------
34   Capital Expenditures                                                                          $            0
                                                                                    -------------  --------------
35   Proceeds from Sales of Capital Goods due to Chp 11 Case                                       $   45,294,289
                                                                                    -------------  --------------
36   Proceeds from UMC sales                                                                       $   64,842,259
     -----------------------------------------------------------------------------  -----------------------------

37    NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                              $           0  $  110,136,548
                                                                                    -----------------------------
    CASH FLOWS FROM FINANCING ACTIVITIES
                                                                                    -------------  --------------
38   Net Borrowings (Except Insiders)                                                              $            0
                                                                                    -------------  --------------
39   Net Borrowings from Shareholders, Partners, or Other Insiders                                 $            0
                                                                                    -------------  --------------
40   Capital Contributions                                                                         $            0
                                                                                    -------------  --------------
41   Principal Payments                                                                            $   21,563,386
                                                                                    -----------------------------
42                                                                                                 $            0
     -----------------------------------------------------------------------------  -------------  --------------

43    NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                              $           0  $  (21,563,386)
                                                                                    -----------------------------
44  NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                            $      63,951  $   76,468,630
                                                                                    -------------  --------------
45  CASH AND CASH EQUIVALENTS AT BEGINNING OF MONTH                                 $  79,469,563  $    3,064,884
                                                                                    -----------------------------
46  CASH AND CASH EQUIVALENTS AT END OF MONTH                                       $  79,533,514  $   79,533,514
                                                                                    =============================

SONICblue, Inc                                                         Exhibit 1
Professional Payments

Vendor                                         Date         Total
--------------------------------------     -----------  ------------
Levene Neale Bender Rankin & Brill LLP       12/6/04       60,935.36
                                           -----------  ------------
Total                                                   $  60,935.36
                                           ===========  ============

SONICblue, Inc                                                         Exhibit 2
Payments to Officers

Name                                      12/3/2004   12/17/2004     Total
--------------------------------------   -----------  ----------  ------------
Smith, Marcus                            $  5,500.00  $ 6,500.00  $  12,000.00
                                         -----------  ----------  ------------
Total                                                             $  12,000.00
                                         ===========  ==========  ============